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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) August 22, 1997





                        U.S. RESTAURANT PROPERTIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        MARYLAND                       1-13089                75-2687420
(STATE OF OTHER JURISDICTION    (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
 OF INCORPORATION OR                                         IDENTIFICATION NO.)
 ORGANIZATION)


                              5310 Harvest Hill Rd.
                                Suite 270, LB 168
                               Dallas, Texas 75230
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                  972-387-1487
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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Item 5.       Other Events

         This Current Report on Form 8-K is being filed in order to file the Registrant's Audited Balance Sheet dated February 4, 1997.

Item 7.       Financial Statements, Proforma Financial Information and Exhibits

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits:

              99.1 U.S. Restaurant Properties, Inc. Balance Sheet dated February 4, 1997


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  August 22, 1997                    U.S. RESTAURANT PROPERTIES, INC.








                                          By: /s/ Robert J. Stetson
                                             -------------------------------
                                             Robert J. Stetson
                                             President, Chief Executive Officer